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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 6, 1998, incorporated by reference in the C.H. Robinson Worldwide, Inc. Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.



                                              /s/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
May 19, 1998